UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2024

JANOVER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41748	83-2676794
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6401 Congress Avenue, Suite 250 Boca Raton, Florida	33487
(Address of registrant’s principal executive office)	(Zip code)

(561) 559-4111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	JNVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 8, 2024, Janover Inc., a Delaware corporation (the “Company”) issued a press release announcing that it has launched a new insurtech entity as a wholly owned subsidiary of the Company, Janover Insurance Group Inc. With the new subsidiary, the Company aims to transform the landscape of commercial property insurance through the application of generative AI and its unique access to data on the commercial property market.

The press release also announced that the Company has retained Mr. Tyler Schapiro (the “Consultant”), as a strategic advisor for its newly established commercial insurance arm, Janover Insurance Group Inc. In connection therewith, the Company has granted the Consultant 10,000 non-qualified stock-options (the “Equity Award”) of the Company. The Equity Award will be subject to the terms and conditions set forth in the Company’s 2023 Equity Incentive Plan (the “Plan”) and the applicable award agreement between the Company and the Consultant. One hundred percent (100%) of the Equity Award will vest on the one-year anniversary of the vesting commencement date. The Equity Award shall cease to vest on the date that notice of termination is given by either party to the other.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 8.01 of Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2024	JANOVER INC.

	By:	/s/ Blake Janover
	Name:	Blake Janover
	Title:	Chief Executive Officer and President

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